Net loss per share	12 Months Ended
Dec. 31, 2017
Earnings per share [abstract]
Net loss per share
24 Net loss per share
The following table sets forth pertinent data relating to the computation of basic and diluted net (loss) income per share attributable to common shareholders.

	Years ended December 31,
	2017	2016	2015
	$	$	$
Net loss from continuing operations	(16,796)	(24,959)	(50,228)
Net income from discontinued operations	—	—	85
Net loss	(16,796)	(24,959)	(50,143)
Basic and diluted weighted average number of shares outstanding	14,958,704	10,348,879	2,763,603
Items excluded from the calculation of diluted net loss per share because the exercise price was greater than the average market price of the common shares or due to their anti-dilutive effect
Stock options	713,918	968,397	276,661
Share purchase warrants	3,417,840	3,779,245	2,842,309

Net loss per share is calculated by dividing net loss by the weighted average number of shares outstanding during the relevant period. Diluted weighted average number of shares reflects the dilutive effect of equity instruments, such as any "in the money" stock options and share purchase warrants. In periods with reported net losses, all stock options and share purchase warrants are deemed anti-dilutive such that basic net loss per share and diluted net loss per share are equal, and thus "in the money" stock options and share purchase warrants have not been included in the computation of net loss per share because to do so would be anti-dilutive.